UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 20, 2005

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction) of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Xenium Lane North Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (763) 551-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On September 20, 2005, the registrant issued a news release disclosing material nonpublic information regarding the registrant’s operating results for the second quarter ended August 27, 2005. The registrant also provided a range for its earnings estimate for fiscal 2006.

The news release issued on September 20, 2005, is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K. The registrant’s reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued by the registrant on September 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: September 20, 2005	By:	/s/ Andrew K. Moller
Andrew K. Moller
Chief Financial Officer

CHRISTOPHER & BANKS CORPORATION

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued by the registrant on September 20, 2005.